SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2012
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation ("GFNA"), and its subsidiary Pac-Van, Inc., an Indiana corporation (which are referred to collectively herein as “Pac-Van”), GFN Manufacturing Corporation, a Delaware corporation ("GFN Manufacturing"), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation (“Royal Wolf Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”), and its subsidiaries. Royal Wolf Holdings and its subsidiaries are collectively referred to herein as “Royal Wolf.”

Exhibits

EXHIBIT 3.1	Certificate of Designation for the Series C Preferred Stock filed with the Delaware Secretary of State on September 28, 2012
EXHIBIT 10.1
Credit and Security Agreement dated October 1, 2012 by and among Southern Frac, LLC, a Texas limited liability company ("Southern Frac"), GFN Manufacturing, GFN and Wells Fargo Bank, National Association ("Wells Fargo")

EXHIBIT 10.2	Security Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
EXHIBIT 10.3	Continuing Guaranty dated October 1, 2012 by GFN Manufacturing in favor of Wells Fargo
EXHIBIT 10.4	Limited Continuing Guaranty dated October 1, 2012 by GFN in favor of Wells Fargo
EXHIBIT 10.5	Subordination Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
EXHIBIT 10.6	Subordination Agreement dated October 1, 2012 by and between GFN and Wells Fargo

i

Item 1.01 Entry Into A Material Definitive Agreement

On October 1, 2012, GFN Manufacturing and its subsidiary Southern Frac, GFN and Wells Fargo entered into agreements relating to a new $15 million senior secured credit facility (the “New Credit Facility”).

On October 1, 2012 GFN Manufacturing acquired 90% of the membership interests of Southern Frac, a manufacturer of liquid storage tank containers, for total consideration of approximately $7.1 million, $2.0 million of which came from borrowings under the New Credit Facility.  Future borrowings under the New Credit Facility will be used for working capital purposes by Southern Frac.

The agreements entered into on October 1, 2012 by GFN Manufacturing and certain of its affiliates in connection with the New Credit Facility are (each as defined below): the Credit Agreement, the Security Agreement, the Guaranty, the Limited Guaranty, the GFN Manufacturing Subordination Agreement and the GFN Subordination Agreement.

Credit Agreement

Southern Frac, GFN Manufacturing, GFN and Wells Fargo entered into that certain Credit and Security Agreement dated October 1, 2012 (the “Credit Agreement”).  The Credit Agreement provides Southern Frac with a three-year senior secured revolving credit facility under which Southern Frac may borrow, subject to the terms of a borrowing base, as defined, calculated at a discount to certain collateral pledged by Southern Frac, up to $15 million through a $12 million revolving line of credit with a three-year maturity, a $0.5 million equipment term loan (the “Equipment Term Loan”) which fully amortizes over 36 months, a $1.5 million term loan (the “Term Loan B” and collectively with the Equipment Term Loan, the “Term Loans”) which fully amortizes over 24 months and up to $1.0 million of capital expenditure loans (“CapEx Loans”) which fully amortize over 36 months.

The Credit Agreement contains certain financial covenants, including excess availability and fixed charge coverage ratios.  Funds borrowed under the Credit Agreement will accrue interest at daily three-month LIBOR plus a margin equal to 3.5% for the revolving line of credit, 4% for the Equipment Term Loan, 7% for the Term Loan B and 4% for the CapEx Loans.

The Credit Agreement also contains covenants that require Southern Frac, GFN Manufacturing and GFN to, among other things, periodically deliver financial and other information to Wells Fargo. The Credit Agreement contains customary negative covenants applicable to Southern Frac and GFN Manufacturing, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon assets, (iii) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (iv) incur or guarantee debt, (v) enter into any merger, consolidation, reorganization or reclassification of its membership interests, (vi) change the nature of its business, (vii) enter into transactions with affiliates and (viii) enter into consignment sales.

The Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of GFN, GFN Manufacturing and Southern Frac or the cessation of involvement of Ronald F. Valenta in the operations and management of GFN, GFN Manufacturing or Southern Frac as a director or officer.

The foregoing description of the Credit Agreement is qualified in its entirety by the Credit Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Security Agreement

In connection with the Credit Agreement, GFN Manufacturing entered into that certain Security Agreement dated October 1, 2012 (the “Security Agreement”) for the benefit of Wells Fargo.  Under the Security Agreement, GFN Manufacturing granted a security interest in certain assets to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Security Agreement is qualified in its entirety by the Security Agreement, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Guaranty

In connection with the Credit Agreement, GFN Manufacturing and Wells Fargo entered into that certain Continuing Guaranty dated October 1, 2012 (the “Guaranty”). Pursuant to the Guaranty, GFN Manufacturing guaranteed the repayment of all loans under the Credit Agreement and the performance of all obligations under the Credit Agreement. The foregoing description of the Guaranty is qualified in its entirety by the Guaranty, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Limited Guaranty

In connection with the Credit Agreement, GFN and Wells Fargo entered into that certain Continuing Guaranty dated October 1, 2012 (the “Limited Guaranty”).  Pursuant to the Limited Guaranty, GFN guaranteed the repayment of all loans under the Credit Agreement up to a maximum amount equal to the lesser of $2 million and the aggregate unpaid principal and interest outstanding under the Term Loans. The foregoing description of the Limited Guaranty is qualified in its entirety by the Limited Guaranty, which is attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

The GFN Manufacturing Subordination Agreement

In connection with the Credit Agreement, GFN Manufacturing and Wells Fargo entered into that certain Subordination Agreement dated October 1, 2012 (the “GFN Manufacturing Subordination Agreement”).  Pursuant to the GFN Manufacturing Subordination Agreement, GFN Manufacturing agreed to subordinate repayment of amounts due under a certain $1 million subordinated secured promissory note from Southern Frac to the payment of all amounts by and the performance of all obligations of Southern Frac under the Credit Agreement.  The foregoing description of the GFN Manufacturing Subordination Agreement is qualified in its entirety by the GFN Manufacturing Subordination Agreement, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

The GFN Subordination Agreement

In connection with the Credit Agreement, GFN and Wells Fargo entered into that certain Subordination Agreement dated October 1, 2012 (the “GFN Subordination Agreement”).  Pursuant to the GFN Subordination Agreement, GFN agreed to subordinate repayment of amounts due under a certain $1 million subordinated unsecured promissory note from Southern Frac to the payment of all amounts by and the performance of all obligations of Southern Frac under the Credit Agreement.  The foregoing description of the GFN Subordination Agreement is qualified in its entirety by the GFN Subordination Agreement, which is attached hereto as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Southern Frac, GFN Manufacturing, GFN and Wells Fargo Bank entered into the Credit Agreement.  The description of the Credit Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 3.02  Unregistered Sales of Equity Securities

GFN sold 750 shares of Series C Convertible Cumulative Preferred Stock, par value $0.0001 per share and liquidation preference of $1,000 per share (“Series C Preferred Stock”), to one individual (the “Sale”) in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

Pursuant to the Certificate of Designation for the Series C Preferred Stock, each share of Series C Preferred Stock will accrue no dividends unless declared by the board of directors of the Company.  The Series C Preferred Stock is convertible into common stock upon the earliest date that the shares of GFN common stock have a closing price equal to or in excess of $5 per share on the NASDAQ Stock Market.  The Series C Preferred Stock sold in the Sale has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Certificate of Designation for the Series C Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.02.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 28, 2012, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the rights, preferences and privileges of the Series C Preferred Stock. This Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Exhibits:
3.1	Certificate of Designation for the Series C Preferred Stock filed with the Delaware Secretary of State on September 28, 2012
10.1
Credit and Security Agreement dated October 1, 2012 by and among Southern Frac, LLC, a Texas limited liability company ("Southern Frac"), GFN Manufacturing, GFN and Wells Fargo Bank, National Association ("Wells Fargo")

10.2	Security Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.3	Continuing Guaranty dated October 1, 2012 by GFN Manufacturing in favor of Wells Fargo
10.4	Subordination Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.5	Subordination Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.6	Subordination Agreement dated October 1, 2012 by and between GFN and Wells Fargo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: October 3, 2012	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Designation for the Series C Preferred Stock filed with the Delaware Secretary of State on September 28, 2012
10.1
Credit and Security Agreement dated October 1, 2012 by and among Southern Frac, LLC, a Texas limited liability company ("Southern Frac"), GFN Manufacturing, GFN and Wells Fargo Bank, National Association ("Wells Fargo")

10.2	Security Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.3	Continuing Guaranty dated October 1, 2012 by GFN Manufacturing in favor of Wells Fargo
10.4	Subordination Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.5	Subordination Agreement dated October 1, 2012 by and between GFN Manufacturing and Wells Fargo
10.6	Subordination Agreement dated October 1, 2012 by and between GFN and Wells Fargo